Basis of Presentation and Significant Accounting Policies - Schedule of Diluted Weighted-Average Number of Common and Common Equivalent Shares Adjustments for Potential Dilution of Share-Based Awards Outstanding (Detail) - USD ($)
shares in Thousands, $ in Thousands
	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
Numerator:
Net loss attributable to MGM Resorts International - basic	$ (447,720)	$ (149,873)	$ (171,734)
Potentially dilutive effect due to MGM China Share Option Plan		(340)	(104)
Net loss attributable to MGM Resorts International - diluted	$ (447,720)	$ (150,213)	$ (171,838)
Denominator:
Weighted-average common shares outstanding - basic and diluted	542,873	490,875	489,661
Antidilutive share-based awards excluded from the calculation of diluted earnings per share	18,276	19,254	18,468